U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K



Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report  January 10, 1996


GENERAL PARCEL SERVICE, INC.
(Exact Name of Small Business Issuer in Its Charter)

State of Florida
(State or Other Jurisdiction of  Incorporation)



	 33-30123-A                             59-2576629
   (Commission File Number)        (I.R.S. Employer Identification No.)



8923 Western Way, Suite 22     Jacksonville, FL          32256
(Address of Principal Executive Offic es)              (ZipCode)


			(904) 363-0089
		(Registrant's Telephone Number)





Item # 4:      Changes in Registrant's Certified Accountant


On January 10, 1996, the Registrant's Audit Committee approved the selection of Grenadier, Appleby, Collins & Company to audit the Registrant's financial statements for the year ended
December 31, 1995.

			 SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



		  GENERAL PARCEL SERVICE, INC.



		  By:   /s/ Wayne N. Nellums.
		  Wayne N. Nellums, Vice President
		  Chief Financial Officer


		  Date:   January 11, 1996